Exhibit 10.1

"**************" DENOTE MATERIAL THAT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF MARVEL LICENSE AGREEMENT

This amendment (this "Amendment") of the Agreement, as defined below, is made and entered into as of July 19, 2013, by and among the following parties:

(i)	Marvel Characters B.V., with an office at 1600 Rosecrans Avenue, Manhattan Beach, CA 90266 ("Marvel");

(ii)
solely with respect to characters based on movies and television shows featuring Spider-Man and produced by Sony Pictures Entertainment Inc., Spider-Man Merchandising L.P., with an office at 1600 Rosecrans Avenue, Manhattan Beach, CA 90266 ("LP" and, together with Marvel, "Licensor"); and

(iii)	Hasbro, Inc., a Delaware corporation, located at 1027 Newport Ave., Pawtucket, R.I. 02862-1059 (together with all of its subsidiaries and affiliates, referred to as "Licensee").

Reference is made to the License Agreement D09001, as amended to date, between Licensor and Licensee (the "Agreement").   Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows, such amendment to be effective as of July 19, 2013 (the "Amendment Effective Date") or at such other effective time as may be specified below:
1.
Licensed Category Revisions. Effective January 1, 2014, Section 1(c) of the Agreement is deleted and replaced by the provisions set forth on Schedule 1 hereof.  References in the Agreement to Licensed Categories shall continue to apply by number even where category name has changed.  For example, the reference in Note 2 of the Agreement's Section 1(d) to "Licensed Category #6 (Feature Plush)" shall be read as a reference to "Licensed Category #6 (Animatronic Feature Plush (Figural or Non-Figural))".

2.	Expiration Date Provisions.
a.	Section 1(e), "Expiration Date", of the Agreement is deleted in its entirety and replaced by the following:
December 31, 2020.  Notwithstanding anything to the contrary contained in this Agreement, no manufacture, sale or distribution of articles utilizing the Property in Licensee's exclusive Licensed Categories by parties other than Licensee prior to the Expiration Date shall violate this Agreement as long as such activity is with respect to retail sales occurring after the Expiration Date and, more particularly, is conducted according to the following schedule:

(i)	sales (wholesale) to be made no earlier than six (6) months before the Expiration Date;
(ii)	manufacturing to be performed no earlier than six (6) months before the Expiration Date; and
(iii)	shipment to begin no earlier than two (2) months before the Expiration Date;

but where one of the parties informs the other that variations from the dates in clauses (i) through (iii) of this sentence would be reasonable under the circumstances, the parties shall negotiate in good faith on the subject of whether the requested variation should be made.

b.	Section 3(c) of the Agreement is deleted in its entirety and replaced by the following:

(c)            Term.  The license hereby granted shall commence upon the Commencement Date and terminate automatically on the Expiration Date (the "Term") set forth in Section 1(e) or the expiration of any renewal or extension as provided herein, unless sooner terminated in accordance with the provisions hereof.    Marvel and Licensee shall use commercially reasonable efforts to realize a smooth commercial transition, at the end of the Term, from the Licensee to Licensor itself or to a successor licensee, with regard to maintaining merchandise space at key retailers, developing new lines in a timely manner and maintaining appropriate stock and inventory levels during the transition.  Notwithstanding anything to the contrary above, if Marvel and its licensees release one or more Qualifying Theatrical Releases during the final calendar year of the Term, as it may be extended ("Term Final Year Releases"), Licensee's rights with respect to any Term Final Year Releases shall extend until the end of the calendar month that is twelve (12) months after the United States release date of such Term Final Year Release.
3.	Exclusivity. Effective January 1, 2014, Section 1(f) of the Agreement ("Exclusive/Non-Exclusive") is deleted in its entirety and replaced by the following:
a.
Except for the exceptions specifically set forth in the Licensed Category descriptions in Section 1(c), the license granted to Licensee under this Agreement shall be exclusive.  Any exclusivity granted hereunder is subject to (i) Licensee not being in material and uncured default under this Agreement, (ii) any other provisions hereof under which exclusivity may be removed or under which exclusivity is limited generally, (iii) applicable law and (iv) pre-existing obligations of Licensor.

b.
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c.
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d.	************************************************************************
4.	Royalty Rate Revisions. Effective January 1, 2014, Section 1(g) of the Agreement is deleted and replaced by the provisions set forth on Schedule 2 hereof.
5.	Minimum Royalty Guarantee.
a.	The "Minimum Royalty Guarantee" row of Section 1(h) of the Agreement is deleted in its entirety and replaced by the following:

(h) Minimum Royalty Guarantee:
One Hundred Million Dollars (U.S. $100,000,000) plus the amount of any Performance Advances payable in accordance with this Section 1(h), including all such amounts previously paid by Licensee under this Agreement prior to the Amendment Effective Date. In no event shall the Minimum Royalty Guarantee exceed Three Hundred Twenty Million Dollars (U.S. $320,000,000). In furtherance, and not in limitation, of the foregoing, at such time as the Licensee has paid an aggregate of $320,000,000 in advances, inclusive of all Performance Advances called for by this Section 1(h), and including all such amounts previously paid by Licensee under this Agreement prior to the Amendment Effective Date and other advances paid by Licensee pursuant to this Agreement, then Licensee will no longer be required to make any future advance payments, including, without limitation, any advance payments in connection with any Mega Property Qualifying Theatrical Releases or Qualifying Marvel Releases that occur during the remainder of the Term.

b.	In Section 1(h) of the Agreement, Note #1 is deleted in its entirety and replaced by the following:

Note #1:  All sums payable as Advances and Balances, including all Performance Advances and other Advances, are recoupable ********************* against any royalty payments due or that become due hereunder, whether accruing before or after the date of payment, and all are cross collateralized against one another and may be recouped against royalties ********** in respect of any territory or MG Period; such amounts are also applicable to any Territorial Minimum Guarantee hereunder, provided that Territorial Shortfalls and Territorial Minimum Guarantees cannot be cross-collateralized by MG Territory, MG Period, or otherwise, as provided herein, and in the event of any conflict between this Note and the provisions below under the caption "Territorial Minimum Guarantees," those provisions below shall govern.

c.	In Section1(h) of the Agreement, Subparagraphs A and B are deleted in their entirety and replaced by the following:

(A)  Performance Advances: "Performance Advances" shall mean Mega Property Qualifying Theatrical Release Advances and Qualifying Marvel Release Advances.

(i)  Mega Property Qualifying Theatrical Release Advances:  Subject to Clause B below, Licensee shall pay an advance of Thirty Million Dollars (U.S. $30,000,000) within five (5) business days after the United States Release Date of each Mega Property Qualifying Theatrical Release which is released during the Term, but in no event will the cumulative total of Mega Property Qualifying Theatrical Release Advances and Qualifying Marvel Release Advances exceed Two Hundred Twenty Million Dollars (U.S. $220,000,000). "Mega Property Qualifying Theatrical Release" shall be defined as a Qualifying Theatrical Release during the Term, ************************************************************************************ that is primarily focused upon one of the following properties:

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As used in this Section 1(h), "primarily focused" shall mean that the film uses the applicable property name in its title and primarily focuses on the property's character(s).

(ii)  Qualifying Marvel Release Advances:  Subject to Clause B below, Licensee shall pay an advance of Ten Million Dollars (U.S. $10,000,000) for each Qualifying Marvel Release (which for the avoidance of doubt is not a Mega Property Qualifying Theatrical Release) within five (5) business days after receipt of notice to Licensee from Licensor that such release *****************************************************************************************************
**********, provided that in no event shall the cumulative total amounts paid as Qualifying Marvel Release Advances and Mega Property Qualifying Theatrical Advances exceed Two Hundred Twenty Million Dollars (U.S. $220,000,000), including all such amounts previously paid by Licensee under this Agreement prior to the Amendment Effective Date.

(B)     Final Potential Guarantee.  The "Final Potential Guarantee" shall be defined as One Hundred Million United States Dollars (U.S. $100,000,000) plus any Performance Advances (i.e., the cumulative total amounts paid as Qualifying Marvel Release Advances and Mega Property Qualifying Theatrical Release Advances) up to Two Hundred Twenty Million Dollars (U.S. $220,000,000) for a total of up to Three Hundred Twenty Million Dollars (U.S. $320,000,000), including all such amounts previously paid by Licensee under this Agreement prior to the Amendment Effective Date.  Under no circumstances shall the Final Potential Guarantee exceed Three Hundred Twenty Million Dollars (U.S. $320,000,000).  Mega Property Qualifying Theatrical Release Advances and Qualifying Marvel Release Advances shall be due and payable, as provided herein, regardless of the amount of royalties previously paid by Licensee, *****************************************************************************************************
***************************************************************************************.  The foregoing is not intended to limit Licensee's obligations with respect to Territorial Shortfall payments, as set forth in the provisions below regarding Territorial Minimum Guarantees.

6.	Reservation of Rights. The following is added at the end of Section 4 of the Agreement, immediately after subsection b. thereof:

c.
Nothing in this Agreement shall restrict the right of any theme parks, retail stores, and their associated catalogs or websites that transact business with consumers using the "Disney" name in the name of their storefront (or in the name of their catalog/online equivalent) (e.g., Walt Disney World Resort, Disney Store, and disneystore.com) and/or retail stores that do not use "Disney" in the name of their storefront but which are located within Disney properties  (e.g., the "Emporium" store located in Main Street U.S.A. within Disneyland Park, or "Vault 28" located in Downtown Disney, Anaheim), in each case, that are (i) owned and/or operated (in whole or in part) by Licensor or its Affiliates and/or (ii) operated by any third party with Licensor's or its Affiliates' authorization, whether by way of license, joint venture, franchise, ownership (in whole or in part) or otherwise, to develop, produce (or have produced), source, promote, market, advertise, sell, distribute and/or give away, during the Term and in the Territory, merchandise featuring any part of the Property that is similar or identical to the Licensed Articles.  The foregoing shall not apply to so-called "shop-in-shop" or "pop-up-shop" Disney-themed retail areas or kiosks that are located within or operated by non-Disney third-party retailers.

d.
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e.
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7.	Digital Media. A new "Section 4A – Digital Media" is added to the Agreement, reading in its entirety as follows:
a.
For the avoidance of doubt, without limiting the generality of this Agreement, and notwithstanding anything in this Agreement to the contrary:  Except for the Marketing Games described below, and other than as incorporated in Electronic Hand Held Games licensed hereunder, Licensee shall have no rights to use the Licensed Property in connection with Digital Media.

b.
Notwithstanding the foregoing, subject to Licensor's approval rights under this Agreement, and solely for the purpose of advertising and promoting the Licensed Products, Licensee shall be permitted to directly advertise and promote the Licensed Products on and through "Standard Digital Marketing".  "Standard Digital Marketing" means marketing via: (i) a static or marketing website (i.e., without interactive gaming elements),  (ii) banner and/or video (e.g., YouTube) ads, (iii) SMS/Text messaging, (iv) a social network "brand" page, (v) a "software as a service" destination (e.g., This Moment's Distributed Engagement Channel), provided that this does not include games of any kind, or (vi) a digital storefront that offers Licensed Articles for sale, that (in each of the above cases) is made available to the consumer without charge (other than any applicable fees for use of wireless, mobile or other facilities for data transmission that are equally applicable to all sites or applications accessed using such facilities).  Standard Digital Marketing, however, shall not include downloads, games or interactive activities.  Examples of downloads, games or interactive activities are, without limitation, video games (including, without limitation, mobile games, casual games, twitch games, mini-games, console games and core games), interactive arts and crafts, digital currency, interactive coloring and activity, screensavers, eBooks, digital comics, wallpapers, soundboards, video or static e-cards, photo/video editors, voice changers, interactive trivia/fun facts, 2D/3D printables, and ringtones.  Standard Digital Marketing shall be treated as Associated Materials hereunder and shall be subject to all provisions related thereto, including, without limitation, the requirement of prior written approval by Licensor at all stages of development.

c.
For purposes of this Agreement, "Digital Media" shall mean digital or interactive products or experiences, in any and all media, forms and platforms, now known or hereafter devised, including, without limitation:

(i)	digital comics;
(ii)	motion comics;
(iii)	interactive/video games;
(iv)	avatars;
(v)	virtual worlds, virtual goods or items;
(vi)	digital offerings (e.g., icons, screensavers, wallpapers, and ring tones);
(vii)	radio-frequency identification or near field communication (RFID/NFC);
(viii)	augmented reality; and
(ix)	software programs and applications or "apps" (including mobile/wireless);

d.
Licensor shall discuss in good faith with Licensee the possibility of permitting Licensee to include, at its sole cost and expense, on a non-exclusive basis and subject to prior rights, non-revenue generating (including, without limitation, free to the consumer, with no advertising, no for-pay elements, no microtransactions), video games intended solely to drive incremental sales of Licensed Articles (excluding co-branded Licensed Articles) ("Marketing Games"), by requiring the consumer to buy a Licensed Article in order to obtain a unique code or key or similar unique access control method required for each consumer  to access or unlock the Marketing Game.  For the avoidance of doubt, Licensed Products may not themselves interact with Marketing Games.  In no event will Licensor approve more than ***** Marketing Games per year, provided that Licensee acknowledges and agrees that Licensor is not making any assurances that any such Marketing Games will actually be approved in any year.  Marketing Games shall be treated as Associated Materials hereunder and shall be subject to all provisions related thereto, including, without limitation, the requirement of prior written approval by Licensor at all stages of development.  In addition, Licensor may impose any commercially reasonable restrictions on the Marketing Games, including, without limitation, restrictions on:

(i)	release dates and the period Marketing Games are available (e.g., blackout periods around theatrical releases and game releases);
(ii)	characters (e.g., limited to "Classic" versions of characters, multiple families in equal prominence);
(iii)	genres (e.g., physics games, shooter games);
(iv)	budget;
(v)	developer;
(vi)	platform (e.g., limited to PC on a browser);
(vii)	technical features (e.g., number of players, persistence);
(viii)	social networking;
(ix)	advertising channels;
(x)	user generated content;
(xi)	age of participants;
(xii)	data collection;
(xiii)	code ownership;
(xiv)	Localization/languages; and
(xv)	territory.

e.	If Licensee wishes to explore the possibility of exploiting Licensed Articles that interact with Digital Media other than by means of Standard Digital Marketing and Marketing Games, then Licensor agrees to discuss such potential exploitation with Licensee in good faith; provided that Licensee acknowledges and agrees that Licensor's approval of any such exploitation: (i) shall be in Licensor's sole and absolute discretion, (ii) may entail additional consideration from Licensee to Licensor (e.g., minimum royalty guarantees, royalty rates, marketing/ad commitments), and (iii) may entail an additional agreement.

8.	Territorial Minimum Guarantees. The following is added at the end of Section 1(h) of the Agreement:

Territorial Minimum Guarantees.

(a)	Definitions.
(i)	"MG Period 1" means Fiscal Years 2014, 2015 and 2016. Here and below, "Fiscal Year" shall be defined as Licensee's fiscal year is described in Section 5(a)(iii) hereof.
(ii)	"MG Period 2" means the Fiscal Years 2017 and 2018.
(iii)	"MG Period 3" means the Fiscal Years 2019 and 2020, subject to extension with respect to any Term Final Year Releases that trigger an increase in Licensee's minimum guarantee under this Agreement.
(iv)	MG Period 1, MG Period 2 and MG Period 3 are the "MG Periods."
(v)	The "MG Territories" and the "Territorial Allocation Percentages" are as set forth immediately below.
MG Territories	Territorial Allocation Percentages
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(vi)
The "MG Measurement Date" for each MG Period means the date on which royalty statements for international sales by Licensee are due under this Agreement for the period that includes the last day of that MG Period.

(vii)
The "2013 Shortfall" means the amount, if any, by which *****************************************************************************************************
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(viii)	For each MG Period, the "Territorial Minimum Guarantee" for each MG Territory shall equal the product of:

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(b)
Payment of Shortfall.  On the MG Measurement Date for each MG Period under this Agreement, Licensee shall pay the Territorial Shortfall for each MG Territory, if any, to Licensor.  For purposes of this Agreement, the "Territorial Shortfall" shall mean, with respect to each MG Territory, the amount, if any, by which the Territorial Minimum Guarantee for that territory and for that MG Period exceeds the sum of (i) the earned royalties reported by Licensee to Licensor for that MG Territory and for that MG Period and (ii) ************* reported by Licensee to Marvel Characters B.V. for that MG Territory and for that MG Period.  The applicable MG Territory for purposes of this subsection shall be determined, in all cases, in a manner consistent with the determination (with respect to country or territory) made for purposes of determining the applicable Good Toy A Price for the Net Sales in question.  In the event, however, that the sum of Licensee's earned royalties and *************** worldwide in the aggregate properly reported by Licensee for any MG Period is less than the sum of all Territorial Minimum Guarantees worldwide in the aggregate for that MG Period (with the amount of the difference being an "Underage"), then the amount of the Underage shall be deducted from the aggregate amount of Territorial Shortfall payments that Licensee is required to make hereunder with respect to that MG Period.

(c)
Shortfalls in Excess of *** of Territorial Minimum Guarantee.  If a Territorial Shortfall exceeds *** of the applicable Territorial Minimum Guarantee (regardless of whether the full amount of the Territorial Shortfall is payable by Licensee in accordance with the previous subsection), then:

(i)
Each Territorial Minimum Guarantee for the applicable MG Territory for MG Periods after the MG Period with respect to which the Territorial Shortfall occurred ("Future MG Periods") shall be *** of what it would otherwise have been; and

(ii)	During Future MG Periods, all of Licensee's rights under this Agreement in the applicable MG Territory shall be non-exclusive.

(d)
Consultation Prior to MG Measurement Date.  Starting no later than twelve (12) months prior to each MG Measurement Date, Licensee shall, with respect to each MG Territory, consult with Licensor on the question of whether, and to what extent, a Territorial Shortfall is expected in that MG Territory.

9.	Material Adverse Change. A new Section 3(e) is added to the Agreement, reading in its entirety as follows:

Notwithstanding anything to the contrary in this Agreement, and without limiting the generality of Licensor's termination rights herein, upon the occurrence of a "Material Adverse Change" (as defined below) in Licensee's financial condition during the Term, any and all exclusive rights which have been granted to Licensee under this Agreement shall become non-exclusive effective upon written notice thereof to Licensee, in which case each Advance (including, without limitation, any Performance Advances) and each Territorial Minimum Guarantee shall be *** of what it would otherwise have been for all MG Periods starting after the MG Period in which such notice was delivered by Disney.  A "Material Adverse Change" means Licensee's senior, long-term, unsecured, unsubordinated, debt is rated below (i) BB- by Standard & Poor's Rating Services (or its successors) ("S&P") and (ii) Ba3 by Moody's Investors Service, Inc, (or its successors) ("Moody's") (in each case, as such ratings are defined as of the Amendment Effective Date), or is not rated by at least one of S&P or Moody's, provided that, if either S&P or Moody's no longer exists or no longer provides debt ratings in the ordinary course of its business, then only the other entity's rating shall be referenced herein, or if neither S&P nor Moody's exists or no longer provide debt ratings in the ordinary course of their business, then Licensor and Licensee shall mutually agree on comparable replacement ratings and ratings agencies to those referenced herein.  From time to time, upon request by Licensor, Licensee shall furnish, no later than seven (7) days after receipt of such request, such financial information, including balance sheets, and statements of income and cash flow, as Licensor deems necessary to evaluate Licensee's ongoing creditworthiness and ability to perform this Agreement.  If Licensee is subject to U.S. Securities and Exchange Commission financial reporting requirements, then Licensee shall not be required to provide the foregoing financial information for such verification purposes to the extent it is current in its required filings.  If Licensee is delisted from any regulated stock exchange on which Licensee is listed as of the Amendment Effective Date, other than by reason of a going-private transaction or moving its listing to another national securities exchange, such delisting shall also be treated as a "Material Adverse Change" within the meaning of the definition set forth above.
10.
Integrity of Amendment.  This Amendment contains and embodies the entire agreement and understanding of the parties concerning the subject matter hereof.  No warranties, representations, understandings, inducements, promises, guarantees, agreements or conditions, express or implied, not expressly contained herein, have been made or shall be enforceable by any party concerning the subject matter hereof.

11.
Other Matters.  This Amendment may be executed in counterparts, which together will constitute one agreement.  Except as expressly modified herein, the Agreement shall remain in full force and effect and is hereby reaffirmed by the parties.  To the extent that this Amendment is inconsistent with any provision in the Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the first date written above.

MARVEL CHARACTERS B.V. By: _/s/ Alan Fine Name: Alan Fine Title: Authorized Signatory Date: July 19, 2013	HASBRO, INC. By: /s/ David D.R. Hargreaves Name: David D.R. Hargreaves Title: EVP and Chief Strategy Officer Date: July 19, 2013

SPIDER-MAN MERCHANDISING L.P. By: Marvel Characters, Inc. as General Partner By: _/s/ Alan Fine Name: Alan Fine Title: Authorized Signatory Date: July 19, 2013

Schedule 1

New Section 1(c) ("Licensed Categories") of the Agreement

1.
Action Figures **********: defined as "action figures" in all sizes in all plastic (e.g., pvc/abs) or other similar synthetic materials or combination of materials (but excluding plush and porcelain), with or without batteries or other electronics, including Action Figures Capable of Being Assembled or Disassembled (as defined below), as this category is generally understood within the boy's action segment of the toy industry on the date hereof and all Related Accessories, as defined below.  This category includes Related Accessories, defined as (i) weapons, vehicles, playsets, and similar accessories conceived, designed, marketed and sold for interaction with Licensee's Action Figures (for example, Spider-Man action figures with Spider-Man motor-cycle designed and built to scale), and (ii) carrying cases *******************************, in the case of both (i) and (ii) except for ***************************************************. Vehicles, carrying cases and playsets may be sold with or without action figures, however weapons and all other accessories may be sold only with action figures.

Note #1: For the avoidance of doubt, Action Figures shall include "Action Figures Capable of Being Assembled or Disassembled": defined as action figures with arms, limbs and appendages, that can be removed and interchanged with other Action Figures, provided that the end result is always intended to remain an Action Figure. Base components must be sculpted pieces that are easily identifiable as Character body parts, and cannot be simple blocks, pegs or sticks.

Note #2:  For the avoidance of doubt, collectible statues, busts, dioramas, sculpts, plastic models and model kits, Kubricks, Mini-Mates and Bobbleheads, and Tomy Capsule Collectibles are not included in the Licensed Categories.

Note #3:  For the avoidance of doubt, the following items are not "Action Figures" for the purposes hereof, and Licensee accepts and understands that Licensor has and/or may have on-going licenses in each of these business segments, which may continue throughout the Term:

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Schedule 1, p. 1

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2.
Flying Action Figures **********: defined as any figure (articulated or non-articulated) that can be, by hand or by air pump, projected, launched, fired, or propelled through the air or whose primary play pattern is to take place in mid-air.  The Flying Action Figures shall not be motorized nor electronically powered nor shall they be tethered, remote, radio and/or infra-red controlled.  Notwithstanding the foregoing, Licensee may use limited radio control or infrared technology to allow for the in-air separation of the Action Figure and its attachments (planes). For the avoidance of doubt, Licensor reserves all rights to flying figures that are motorized, electronically powered, tethered or remote or radio and/or infra-red controlled. ***********************************************************************************************

3.
Articulated Figural Backpack Clips/Backpack Danglers **********:  defined as figurines attached to a clip intended to be attached to backpacks.  Notwithstanding the foregoing, non-articulated figural backpack clips that can be attached and detached from a backpack (not sold separately) and sold to the "back to school" buyer are specifically excluded from this Licensed Category.

4.
Licensee's Proprietary "Attacktix" Branded Figure Tactics Game **********, or any similar product offered by Licensee under a different proprietary name: defined as the existing Hasbro figure-based strategy and tactics tabletop game of this name which includes action features in each figurine, as well as substantially similar variations and extensions thereof which may be done in the future, under either the "Attacktix" name or a different proprietary name of Licensee, if the gaming execution remains substantially similar to Attacktix.

5.
Non-Costume/Non-Dress Up Action and Role-Play Weapons and Accessories **********: defined as pretend-play wearable accessories, which embody and/or emulate key powers and/or re-produce key accessories of Marvel Super Heroes.  Sold with or without wall decals. This Licensed Category does not include prop replicas.

Note #4: By way of example, this Licensed Category would include action role play versions of Spider-Man Web Blasters, other blasters and weapons, and role play laser tag, Hulk Hands, helmets, masks, and Wolverine Claws. Other examples could include, for instance, a Thor hammer or Captain America shield (re-produce key accessories).

Note #5: All Non-Costume/Non-Dress Up Action and Role-Play Articles must be composed of not less than fifty percent (50%) plastic.

Note #6: For the avoidance of doubt, this Licensed Category does not cover all weapons (e.g., non-role play##s laser tag), non-action Role Play, Video Game Accessories, Peripherals, and Controllers; provided that Licensor shall consider in good faith Licensee's request to produce role play products which have a secondary feature which would allow a video game accessory or controller to be incorporated into such product.

Schedule 1, p. 2

Note #7:  Outside of the United States and Canada, the "Non-Costume/Non-Dress Up Action and Role-Play Weapons and Accessories" category shall be **********************************************************************.

6.
Animatronic Feature Plush (Figural or Non-Figural) **********:  in all styles/types, sizes and materials. Feature Plush is defined as Plush with animatronics, electronic or mechanical interactive features or attributes (i.e. lights, sounds or movement). "Animatronic Feature Plush" is a subset of Feature Plush and is defined as any Plush with animatronics (i.e., any ability for any part of the Plush product (such as arm(s), head, leg(s), tail, body, etc.) to move or have any form of mobility (including, without limitation, such as by dancing, swinging, moving an appendage or fighting) which movement or mobility is powered by battery, electrical, mechanical or any other sources of power, including wind-up mechanisms, springs or other mechanisms which can power mobility or motion in a manner that mimics mechanical devices. By way of example only, "Itsy Bitsy Spider-Man" and "Rock Star Mickey" would each be considered Animatronic Feature Plush.

7.
Non-Animatronic Feature Plush (Figural or Non-Figural) and Basic Plush (Figural or Non-Figural) **********: in all styles/types, sizes and materials. Basic Plush is any plush which does not incorporate any animatronics, electronic or mechanical interactive features or attributes (i.e. lights, sounds or movement). "Non-Animatronic Feature Plush" is defined as Plush which contains electronic interactive features or attributes, such as lights and/or the ability to make sounds, but which does not contain animatronics. Non-Animatronic Feature Plush may also have features on the product that can move when being directly handled by a person, such as an arm that a child can move back and forth with his/her hand, or a mouth that opens or a limb that moves when a child squeezes the Plush. But Non-Animatronic Feature Plush may not have the ability to move when a child lets go of the Plush, such as through wind-up, spring or other mechanisms which mimic mechanical devices.

8.	Figural Wall-Crawling Radio or Infrared Control **********: in all styles/types, sizes and materials.

9.
Co-Branded Transformers Brand Action Figures **********: defined as a co-branded program limited to Licensed Article #1 (Action Figures) combining the Characters and the images, copyrights, and marks of Hasbro's Transformers brand.

10.	[Deleted]

11.
Nerf and Blasters **********:  defined as (i) Licensee's Proprietary Foam Based "Nerf" Branded Sporting Goods and (ii) Blasters (whether or not branded "Nerf") that shoot foam darts and balls.  All styles/types.  Sold with or without wall decals. Rights to foam based sporting goods that are not branded "Nerf" are reserved by Licensor.

Note #8:  Outside of the United States and Canada, the "Blasters" subcategory shall be ********** **************************.

Schedule 1, p. 3

12.	Water Guns, Water Blasters and Water Cannons **********. Sold with or without wall decals.

13.	Board Games, Family Games (Non-Board), and Signature Games ********************: defined as,

A. Board Games:
a.
children's, family and all-age board games in Licensee's proprietary brands (for example, "Monopoly", "Life", "Risk", "Candy Land", "Operation", "Trivial Pursuit", "Clue", "Scrabble", "Heroscape"), in Marvel Character themed editions, with respect to which Licensee's rights shall be **********; and

b.
board games that are not in Licensee's proprietary brands or are public domain board games (for example, Chess, Checkers, Othello, Backgammon, Go, Chinese Checkers, Pachisi, Tic Tac Toe), with respect to which:

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B. Family Games (Non-Board):  Children's, family, and all-age analog/physical (non-board) games, with or without electronics, in Licensee's proprietary brands (for example, "Twister" and "Bop-it"), in Marvel Character themed editions, *********************************************************************************************
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C. Signature Games:  New children's, family, and all-age board games and analog/physical (non-board) games, which are not in Licensee's proprietary brands but which are specifically developed in connection with a particular Property and based on the theme and/or storytelling of such Property, with or without electronics, with respect to which (i) for Signature Games that are Board Games, Licensee's rights shall be as set forth in Section 13.A.b. immediately above, and (ii) for Signature Games that are not Board Games, *********************************************************************************************
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14.
Electronic Hand Held Games **********:  self-contained dedicated electronic handheld devices with their corresponding software hard-coded into such device (which shall be similar to Tiger Electronic dedicated electronic handheld devices).  Such device shall not accept cartridges or any additional software and/or shall not connect to a computer, television, pc or any other interactive device nor include any educational, teaching, or learning elements. ************************************************************************************************
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15.
Puzzles **********: two-dimensional (2D) cardboard and foam puzzles in all shapes, piece counts and sizes and cardboard and foam three-dimensional (3D) puzzles (i.e. Wrebbit, Puzz3D).   ***********************************************************************************************
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Schedule 1, p. 4

16.
Licensee's Proprietary "Puzzle Shots" **********:  defined as the application of a digital photograph on to a digital puzzle and/or poster.  The picture puzzle and/or poster shall be distributed through on-site portrait studio (kiosk) where a consumer's digital photograph is taken and super-imposed on a Character background to create a personalized foam fit puzzle. Licensor agrees to consider in good faith Licensee's request to exploit Puzzle Shots through on-line executions.

17.
Licensee's Proprietary "Playskool" Branded Pre-School Toys **********: This category shall include Licensee's range of Playskool-branded products of the general type developed by Licensee as Playskool-branded products under prior license agreements with Licensor; ***********************************************************************************************
****************************.  Actual styles/types of products shall be developed in consultation with Licensor with Licensor retaining final approval over the styles and types of products to be developed, such approval not to be unreasonably withheld.  All tooling and molding must be new and may not include tooling or molding of pre-existing products, however pre-existing approved vehicles and play-sets may be used provided they are sold with new figurines.  Executions that are similar or identical to prior non-Playskool-branded executions produced by Licensee may be branded Playskool, ************************************************************************************************
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18.
Remoldable Compounds (e.g., Play-Doh or products like Play-Doh) **********. A remoldable compound is one where the compound can be formed into an object/shape and then later re-used to be formed into additional objects/shapes, as opposed to non-remoldable compounds which when formed into an object/shape dry or otherwise harden or lose their moldability and cannot then be reused to form additional objects/shapes in the future. For the avoidance of doubt, articles such as silly putty, plasticine, slime, ceramic clay, polymer clay, and self-hardening clay, shall not be considered Remoldable Compounds.

Schedule 1, p. 5

19.
Electronic IPOD/MP3 Speakers **********: limited to a dog or figure which interacts with an Ipod or MP3 player and displays motion, sound and light in reaction and relation to music in the manner consistent with Licensee's I-DOG line of products. Additional styles/types (e.g., fish, and cats) to be approved on a case-by-case basis in Licensor's sole written discretion, which approval shall not be unreasonably withheld.

20.	Musical Toothbrushes **********: defined as a toothbrush that plays music.

21.	[Deleted]

22.	Licensee's Proprietary "Lite Brite" Branded Activity Products **********: limited to the following styles types:
a.	"Lite Brite" Activity Set: defined as an activity set whereby the consumer uses child friendly pegs which are pushed through perforated paper/panel and paper to create designs.
b.
Spinning Paint Activity Sets:  defined as a spinning mechanism with paint and sheets of paper or other material to create designs on the sheets of paper.  The Spinning Paint Activity Sets may also include lights and sounds.

23.
Licensee's Proprietary "Titanium" Branded Die-Cast Figures and Vehicles **********:  the existing Hasbro die-cast toy line of this name, as well as substantially similar variations and extensions thereof which maintain the existing distinctive chrome/metallic finish (painted or non-painted).  This category shall exclude all non-Titanium-branded die-cast toys, with respect to which Licensor reserves all rights.

Note #9:  QSR premiums - Licensee acknowledges and understands that Licensor generally does not control promotional rights to Marvel/LP Entertainment Properties and therefore to third-party promotional/tie-in activities and the associated premiums which may accompany or be a part of such promotional activities. With respect to quick-service-restaurant ("QSR") promotions, Licensor shall use commercially reasonable and good-faith efforts to consult with Licensee on the premiums considered for use in Marvel/LP Entertainment Properties QSR promotions and attempt to influence the choice of such premiums to non-action-figure-type executions.

Schedule 1, p. 6

Schedule 2

New Section 1(g) ("Royalty Rate") of the Agreement

Note #1: For all sales by Licensee directly to consumers, including any sales through Licensee-owned retail stores (web-based or traditional), each of the following Royalty Rates shall be reduced by ***** (e.g., *** becomes ***) and "Net Sales" shall mean the invoiced consumer retail price.

Note #2: The word "distributor" shall mean any party in the market in question that, at the time in question, primarily conducts its business as a distributor in the market in question (such as by primarily selling to other retailers), rather than primarily as a retailer selling product to ultimate consumers.  The same party could be considered a distributor in one market and not in another market, based on differences in how that party's business is primarily conducted in the two markets.

Note #3: Sales to military bases or other military installations owned, controlled or operated by the United States of America, wherever located globally, shall be considered, for purposes hereof, to be sales into the United States of America.

Note #4: ************************************************************************************************************************
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A.  For non-FOB sales by Licensee (or its Affiliates, as defined in Section 5(a)(i)) to parties other than **************************** (or to ******************** in the case of Approved Close-Out Sales), and credited against advance/guarantee payments made hereunder:

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Schedule 2, p. 1

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B.  For non-FOB sales, other than Approved Close-Out Sales, by Licensee (or its Affiliates) to *******************************, and credited against advance/guarantee payments made hereunder:

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C.  For FOB sales: The applicable percentage set forth in Section A or B above multiplied by ************************.

Schedule 2, p. 2

D.	Royalty Escalations.

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E.	Inventor Royalty Obligations of Licensee. Licensor shall consider up to two requests made by Licensee per Fiscal Year to reduce Royalty Rates set forth herein for a specific Licensed Article solely for the reason that Licensee is required to pay a royalty to a third party inventor or holder of patent rights or manufacturing process rights in connection with such Licensed Article. If agreed to by Marvel, the reduction shall be limited to *** of actual third-party total royalty amounts paid by Licensee and shall in no event reduce Licensee's Royalty Rate by more than ******************.

F.
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G.	Transformers Co-brand Items. The provisions of this Section 1(g) are not intended to supersede any pre-existing written agreements between the parties which are still active as of the Amendment Effective Date, relating to royalty rate adjustments in respect of certain Licensed Articles that are co-branded with Licensee's proprietary Transformers brand, which such agreements shall remain in full force and effect according to their terms.

Schedule 2, p. 3